October 18, 2024

COMMONWEALTH INTERNATIONAL SERIES TRUST

the (“Trust”)

On Behalf of its Series,

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND (CNZLX)

AFRICA FUND (CAFRX)

COMMONWEALTH JAPAN FUND (CNJFX)

COMMONWEALTH GLOBAL FUND (CNGLX)

COMMONWEALTH REAL ESTATE SECURITIES FUND (CNREX)

Supplement to the Prospectus and Statement of Additional Information (“SAI”),

each dated February 28, 2024

Special Shareholder Meeting of Commonwealth International Series Trust (the “Trust”)

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Mr. Jack Ewing and Ms. Kathleen Kelly have each expressed their intent to retire, and each of them has tendered his/her resignation as an Independent Trustee of the Trust to become effective as of December 10, 2024. Additionally, on October 15, 2024, the Board of Trustees of the Trust (the “Board”) selected Caroline Montalbano and Anthony Box, Jr. to fill the vacancies resulting from Mr. Ewing’s and Ms. Kelly’s anticipated retirement from the Board and for each to serve as an Independent Trustee of the Trust. Ms. Montalbano’s and Mr. Box’s service as Independent Trustees will become effective concurrently with the effectiveness of Mr. Ewing and Ms. Kelly’s resignation on December 10, 2024. Ms. Montalbano’s and Mr. Box’s services as Independent Trustees is subject to approval of the shareholders of the Commonwealth Australia/New Zealand Fund, Africa Fund, Commonwealth Japan Fund, Commonwealth Global Fund and Commonwealth Real Estate Securities Fund, each a series of the Trust (collectively referred to as the “Funds”). In addition, the Board of the Trust has elected Christina Doherty to serve as an Interested Trustee of the Trust effective on December 10, 2024, and subject to approval of the shareholders of the Funds. Two trustees of the Trust, Mr. Robert Scharar, an interested trustee, and Mr. John Akard, an Independent Trustee, will continue to serve on the Board.

The Board of the Trust approved that a Special Shareholder Meeting (“Special Meeting”) be held for the shareholders of the Funds to vote on the following proposals:

1.       To elect three Independent Trustees to the Board of Trustees of the Trust, as follows: John Akard, Jr., Caroline Montalbano and Anthony Box, Jr.

2.       To elect two Interested Trustees to the Board of Trustees of the Trust, as follows: Robert W. Scharar and Christina Doherty.

3.       To transact such other business as may properly come before the Special Meeting and any postponement or adjournment.

The Special Meeting is scheduled for December 4, 2024 at 10:00 a.m. (Central time) at the offices of FCA Corp., Adviser to the Funds, 791 Town & Country Boulevard, Suite 250, Houston, Texas 77024-

3925 to act on the aforementioned proposals. Proxy materials are being sent to shareholders of record the Funds as of the close of business on October 18, 2024 (the “Record Date”).

Further Information

For further information, please contact the Funds toll-free at 1-888-345-1898. You may also obtain additional copies of the Funds’ Prospectus and SAI, free of charge, by writing to the Funds c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Funds toll-free at 1-888-345-1898 or by visiting the Funds’ website at www.commonwealthfunds.com.